Exhibit 99.1

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
MEREDITH ENTERPRISES, INC.

        Meredith Enterprises, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.         The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting Article Fourth thereof in its entirety and inserting the following in lieu thereof:

4.1. Authorized Stock.

4.1.1 The total number of shares of capital stock that the Corporation shall have authority to issue is Five Million (5,000,000), consisting of One million (1,000,000) shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), and Four Million (4,000,000) shares of common stock, par value $.01 per share (the “Common Stock”).

4.1.2 The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

4.2. Preferred Stock.

4.2.1 The Preferred Stock may be issued from time to time in one or more series. The Board is hereby authorized to provide for the issuance of shares of Preferred Stock in one or more series and, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as “Preferred Stock Designation”), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each thereof. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

(a) The designation of the series, which may be by distinguishing number, letter or title.

(b) The number of shares of the series, which number the Board may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

(c) The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative.

(d) Dates at which dividends, if any, shall be payable.

(e) The redemption rights and price or prices, if any, for shares of the series.

(f) The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

(g) The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(h) Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made.

(i) Restrictions on the issuance of shares of the same series or of any other class or series.

(j) The voting rights, if any, of the holders of shares of the series.

4.2.2 The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof. Except as may otherwise be provided in this Restated Certificate of Incorporation, in a Preferred Stock Designation or by applicable law, the holders of shares of Common Stock shall be entitled to one vote for each such share upon all questions presented to the stockholders, the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes, and holders of Preferred Stock shall not be entitled to vote at or receive notice of any meeting of stockholders.

4.2.3 The Corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the Corporation shall have notice thereof, except as expressly provided by applicable law.

2.         The Restated Certificate of Incorporation of the Corporation is further hereby amended by inserting the following definitions in Section 5.1.1 in lieu of the corresponding existing definitions, and adding new definitions as follows where there are no corresponding existing definitions:

“Excess Ownership” shall mean the percentage of the outstanding Common Stock of the Corporation which any Person other than the Excluded Holder Beneficially Owns in excess of the Ownership Limit.

“Excluded Holder” shall mean Allen K. Meredith (and/or any Person who is a Beneficial Owner of shares as a result of the Beneficial Ownership of shares by Mr. Meredith and/or any Person if any of the shares owned by such Person would be aggregated with the shares owned by Allen K. Meredith for purposes of determining the Beneficial Ownership of Allen K. Meredith).

“Excluded Holder Limit” shall mean 39% of the outstanding shares of the Common Stock, less the aggregate of the Excess Ownership of all Persons other than the Excluded Holder as determined from time to time. For purposes of determining the Excluded Holder Limit, the amount of shares of Common Stock outstanding at the time of the determination shall be deemed to include the maximum number of shares that the Excluded Holder may Beneficially Own with respect to options issued pursuant to an option plan, but shall not include shares that may be Beneficially Owned solely by other Persons upon the exercise of options.

“Ownership Limit” shall initially mean two and one half percent (2.5%) (in value or in number of shares, whichever is more restrictive) of the outstanding Common Stock, provided that after any adjustment as set forth in Sections 5.1.8 and 5.1.9, shall mean such greater percentage of the outstanding Common Stock as so adjusted, provided that the Board of Directors may, in its discretion, adjust the Ownership Limit of any Person provided that after such adjustment, the Ownership Limit of all other persons shall be adjusted such that in no event may any five Persons Beneficially Own more than 49% of the Common Stock.

3.         The Restated Certificate of Incorporation of the Corporation is further hereby amended by deleting Sections 5.1.2(a) and (c) in their entirety and inserting the following in lieu thereof:

                     (a)   Prior to the Restriction Termination Date, no Person (other than the Excluded Holder) shall Beneficially Own shares of Common Stock in excess of the Ownership Limit, and no Person (other than the Excluded Holder) shall Constructively Own shares of Common Stock in excess of 5.0% of the outstanding Common Stock, provided, however, that any Person exceeding such limits on the effective date of this Certificate of Amendment shall be permitted to retain such shares of Common Stock in excess of the foregoing limits, but shall be subject to the provisions of Section 5.1.5(c) hereof.

                     (c)  Prior to the Restriction Termination Date, any Transfer that, if effective, would result in any Person (other than the Excluded Holder) Constructively Owning Common Stock in excess of 5.0% of the outstanding Common Stock or Beneficially Owning Shares of Common Stock in excess of the Ownership Limit, or would result in the Excluded Holder Beneficially Owning Common Stock in excess of 39.0% of the outstanding Common Stock shall be void ab initio as to the Transfer of such shares of Common Stock which would be otherwise Constructively Owned or Beneficially Owned by such Person, as applicable, in excess of such amount; and the intended transferee shall acquire no rights in such shares of Common Stock.

4.         The Restated Certificate of Incorporation of the Corporation is further hereby amended by deleting Section 5.1.5 in its entirety and inserting the following in lieu thereof:

5.1.5 Owners Required To Provide Information. Prior to the Restriction Termination Date,

(a) every Beneficial Owner of more than 2% (or such other percentage, between 1/2 of 1% and 2%, as provided in the Code) of the outstanding Common Stock shall,

within 30 days after January 1 of each year, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares of Common Stock Beneficially Owned, and description of how such shares are held. Each such Beneficial Owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT;

                     (b)  each Person who is a Beneficial Owner or Constructive Owner of Common Stock and each Person (including the stockholder of record) who is holding Common Stock for a Beneficial Owner or Constructive Owner shall provide to the Corporation such information that the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT; and

                     (c)  every Beneficial Owner, other than the Excluded Holder, of more than 2.5% of the outstanding Common Stock on the effective date of this Certificate of Amendment shall, within 30 days of the effective date hereof, give written notice to the Corporation stating the name and address of such Beneficial Owner, the number of shares Beneficially Owned, and a description of how such shares are held. Thereafter, each such Beneficial Owner shall, within 30 days after selling or otherwise disposing of Beneficial Ownership of an aggregate of 5,000 shares or more since any prior notice, give written notice to the Corporation of the number of shares sold or otherwise disposed of. Upon receipt of such notices, the Corporation shall recalculate the aggregate Excess Ownership of all Persons other than the Excluded Holder, and in the event the aggregate Excess Ownership of all such Persons has decreased by 1% or more of the then outstanding number of shares of Common Stock, the Corporation shall so notify the Excluded Holder, who shall thereupon be permitted to increase his Beneficial Ownership accordingly.

5.     The Restated Certificate of Incorporation of the Corporation is further hereby amended by deleting Section 5.2 in its entirety and inserting the following in lieu thereof:

5.2. Legends for Common Stock Certificates. Each certificate for Common Stock shall bear the following legend:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS

ON TRANSFER FOR THE PURPOSE OF THE CORPORATION’S MAINTENANCE OF ITS STATUS AS A REAL ESTATE INVESTMENT TRUST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. EXCEPT AS OTHERWISE PERMITTED UNDER THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, AS AMENDED, NO PERSON MAY BENEFICIALLY OWN SHARES OF COMMON STOCK IN EXCESS OF 2.5% (OR SUCH OTHER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION, AND NO PERSON MAY CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN EXCESS OF 5.0% (OR SUCH OTHER PERCENTAGE AS MAY BE DETERMINED BY THE BOARD OF DIRECTORS OF THE CORPORATION) OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION. ANY PERSON WHO ATTEMPTS TO BENEFICIALLY OWN OR CONSTRUCTIVELY OWN SHARES OF COMMON STOCK IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY THE CORPORATION. ANY TRANSFER WHICH IF EFFECTIVE WOULD CAUSE ANY PERSON OTHER THAN THE EXCLUDED HOLDER TO BENEFICIALLY OWN MORE THAN 2.5% OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION OR CONSTRUCTIVELY OWN MORE THAN 5.0% OF THE OUTSTANDING COMMON STOCK OF THE CORPORATION (OR SUCH OTHER LIMITS AS THE BOARD OF DIRECTORS OF THE CORPORATION SHALL DETERMINE) SHALL BE VOID AB INITIO. AMONG OTHER THINGS, IF THE BOARD OF DIRECTORS DETERMINES THAT A PURPORTED TRANSFER, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING RESTRICTIONS, THE PURPORTED TRANSFEREE OF SUCH SHARES SHALL BE DEEMED TO HAVE GRANTED AN OPTION TO THE CORPORATION TO REDEEM SUCH SHARES AT A PRICE EQUAL TO THE LESSER OF: (i) THE PRICE TO BE PAID IN THE TRANSACTION WHICH, IF EFFECTIVE, WOULD VIOLATE THE FOREGOING LIMITATIONS; OR (ii) THE FAIR MARKET VALUE OF SUCH SHARES AS OF THE DATE OF EXERCISE OF SUCH OPTION. ALL TERMS IN THIS LEGEND HAVE THE MEANINGS DEFINED IN THE CORPORATION’S RESTATED CERTIFICATE OF INCORPORATION, AS SUCH MAY BE AMENDED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON TRANSFER,

WILL BE SENT WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS. IF THE RESTRICTIONS ON TRANSFER ARE VIOLATED, THE SHARES OF COMMON STOCK REPRESENTED HEREBY MAY BE AUTOMATICALLY REDEEMED.”

6.     The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by its duly appointed officer, on this 15th day of November, 2004.

MEREDITH ENTERPRISES, INC.

By: /s/ Charles Wingard
Name: Charles Wingard
Office: Secretary